SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A1

                           CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          March 5, 2002
                          --------------
                         Date of Report
               (Date of Earliest Event Reported)

                   CYBERTEL COMMUNICATIONS CORP.
                   -----------------------------
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
      ------                 -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                        2820 La Mirada Drive, #H
                        Vista, California 92083
                        -----------------------
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                              --------------
                       Registrant's Telephone Number

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     (a)  Financial Statements of Businesses Acquired.

                         Core Energy LLC
                       Financial Statements
                        December 31, 2003



                             CONTENTS

                                                            Page

Audit Report                                                  1

Balance Sheets                                                2

Statements of Operations and Members' Equity                  3

Statements of Cash Flows                                      4

Notes to Financial Statements                               5-6

To the Members
Core Energy, LLC
Bakersfield, California

We have audited the accompanying balance sheet of Core Energy, LLC as of December 31, 2003 and the related consolidated statements of operations, members' deficit and cash flows for the year ended December 31, 2003 and the period from inception, November 6, 2002, through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Core Energy, LLC as of December 31, 2003 and the results of its operations and its cash flows for the year ended December 31, 2003 and the period from inception, November 6, 2002 through December 31, 2002, in conformity with accounting principles generally accepted in the United States.


May 17, 2004

                         CORE ENERGY, LLC
                          BALANCE SHEET
                        December 31, 2003

                         ASSETS
CURRENT ASSETS
  Cash                                                 $    74,981
  Accounts receivable                                       44,941
                                                       -----------
   TOTAL ASSETS                                        $   119,922
                                                       ===========

              LIABILITIES & MEMBERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable                                     $    57,247
  Notes payable, members                                   106,820
  Accrued expenses                                         154,096
                                                       -----------
    Total Current Liabilities                              318,163
                                                       -----------
MEMBERS' DEFICIT                                          (198,241)
                                                       -----------
        TOTAL LIABILITIES AND MEMBERS' DEFICIT         $   119,922
                                                       ===========

See accompanying notes and accountants report.

                         CORE ENERGY, LLC
             STATEMENT OF INCOME AND MEMBERS' EQUITY
           Year Ended December 31, 2003 and period from
      inception, November 6, 2002 through December 31, 2002

                                                    2003         2002
REVENUES                                      $   837,055   $  15,000

Expenses:
  Oil and Gas Royalties                           197,632       1,875
  Direct operating expense                        470,743           -
  Selling, General & administrative expense       370,183          75
                                              -----------   ---------
    Total expenses                              1,038,558       1,950

Income (Loss) from operations                    (201,503)     13,050

Other income and expense
Interest income                                       813           -
Interest expense                                  (10,701)          -
                                              -----------   ---------
    Total other income and expense                 (9,888)          -
                                              -----------   ---------
Net income (loss)                                (211,391)     13,050

Member contribution                                     -         100
                                              -----------   ---------
Members' equity, as of December 31, 2002           13,150      13,150
                                              -----------   ---------
Members' deficit, as of December 31, 2003     $  (198,241)  $ (105,241)
                                              ===========   ==========

See accompanying notes and accountants report.

                         CORE ENERGY, LLC
                     STATEMENT OF CASH FLOWS
           Year Ended December 31, 2003 and period from
      inception, November 6, 2002 through December 31, 2002

                                                 2003             2002
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                         $ (211,391)      $    13,050
    Adjustments to reconcile net income to
    net cash used in operating activities
        Change in:
          Accounts receivable                  (29,941)          (15,000)
          Accounts payable and accrued
          expenses                             209,468             1,875
                                            ----------       -----------
              NET CASH USED IN OPERATING
              ACTIVITIES                       (31,864)              (75)
                                            ----------       -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Member notes payables                -           106,820
  Initial Member investment                          -               100
                                            ----------       -----------
              NET CASH PROVIDED BY
              FINANCING ACTIVITIES                   -           106,920
                                            ----------       -----------

NET CHANGE IN CASH                             (31,864)          106,845

CASH AT BEGINNING OF YEAR                      106,845                 -
                                            ----------       -----------
CASH AT END OF YEAR                         $   74,981       $   106,845
                                            ==========       ===========

SUPPLEMENTAL DISCLOSURES:

Interest paid                               $    1,443       $         -
                                            ==========       ===========

See accompanying notes and accountants report.

                         CORE ENERGY, LLC
                  NOTES TO FINANCIAL STATEMENTS
                        December 31, 2003

NOTE 1   Summary of Significant Accounting Policies

Business Activity

Core Energy, LLC (the "Company"), a small oil and gas operator with operations in Bakersfield, California is a Nevada limited liability company established November 6, 2002. Since inception, Core has operated approximately 150 "stripper wells" (stripper wells are wells that produce ten barrels of oil a day or less) that are under receivership in a court in Salt Lake City, Utah. The wells were put into receivership when the original operating company ceased operations on the wells. Core obtained an exclusive operating/purchase agreement with the receivership class to produce the wells for a contract period through 2006. At that time, if all option payments are made to the class in accordance with the agreement, the full title to the described properties will be transferred to Core Energy.

Core pumps the oil and delivers the oil to third parties for further treatment and sale. Production tickets are issued by the delivery upon delivery of the oil.

Revenue Recognition

Revenues are recognized on the date the products are shipped to the customers.

Cash and Cash Equivalents

Core considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. At December 31, 2003, Core did not hold any cash equivalents.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Income Taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the members and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2   Notes Payable, Members

The Company has unsecured notes totaling $106,820 to two members bearing interest at prime plus 8%. The balance on these notes including accrued interest at December 31, 2003 is $116,078.


NOTE 3   Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk are accounts receivable. The Company performs ongoing credit evaluations as to the financial condition of its customers, and, generally, requires no collateral from its customers.

For the years ended December 31, 2003 and December 31, 2002, three customers accounted for approximately 100% of total revenues. At December 31, 2003, one customer accounted for 100% of accounts receivable. No allowance for doubtful accounts has been established based on past history with this customer.


NOTE 4   Related Party Transactions

During 2003, the Company paid $127,947 in consulting expense to the two members of the LLC. These amounts are included in selling, general and administrative expense in the accompanying financial statements.


NOTE 5   Commitments

Core pays royalties to land owners for oil production based on the amounts due under the original lease agreements. Core accrues 12.5% per month for Royalties payable. In addition, until Core exercised its purchase option under the operating agreement (note 1) it is required to pay a royalty to the receivership class totaling 25% of net revenues after direct operating expenses. At December 31, 2003, Core had approximately $144,838 included in accrued liabilities related to royalties.

NOTE 6   Subsequent Event

On March 5, 2004, Core exercised its option to purchase the oil and gas properties by issuing a $1,250,000 non-interest bearing note to the receivership group. The note is due in monthly installments of $10,000 with additional payments as follows: $100,000 on February 28, 2005, July 1, 2005, August 1, 2005, October 1, 2005, November 1, 2005, December 31, 2005 and the balance due February 15, 2006. The original plaintiffs in the receivership case have first rights on the property until the note is paid in full. The original plaintiff in the receivership case also have the right until August 1, 2004, to purchase these properties from Core for an amount not less than $1,000,000 plus equity participation or other consideration having a market value of $500,000.

On March 5, 2004, Cybertel Communications Corporation ("Cybertel"), a publicly held company, acquired a 51% ownership interest in Core Energy for 10,000,000 shares of Cybertel's common stock and Cybertel agreed to fund Core up to $300,000, of which $100,000 of that was paid at closing. In the event of a public offering by Core or a merger or acquisition by Core with a publicly-traded company, the other Core members will have the right to re-acquire additional membership interests such that they collectively have a 75% membership interest in Core. In such an event, the purchase price will be $384.62 for each 1% interest so re-acquired. However, in no event is the Cybertel's interest in Core to fall below 25%.

     (b)  Pro Forma Financial Information.

      UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



The following unaudited pro forma condensed consolidated financial statements give effect to Cybertel Communication Corporation ("Cybertel") acquisition of 51% of Core Energy, LLC ("Core"). The unaudited pro forma condensed consolidated balance sheet as of December 31, 2003 assumes that the acquisition was consummated on December 31, 2003, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 assumes that the acquisition occurred on November 6, 2002 (date Core was formed).

On March 5, 2004, Core exercised its option to purchase the oil and gas properties by issuing a $1,250,000 non-interest bearing note to a receivership group. On the same date, Cybertel issued 10,000,000 shares of its common stock to purchase 51% ownership in Cybertel. This transaction was accounted for using the purchase method of accounting. The pro forma adjustments included in the following unaudited condensed consolidated pro forma financial statements represent a preliminary determination of the purchase price allocation based on available information, and there can be no assurance that the actual adjustments will not differ significantly from such pro forma adjustments.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have occurred if the acquisition had been consummated as of the indicated dates or of the results that may occur in the future.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Core Energy, together with the related notes thereto.

                        CORE ENERGY, LLC
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                    As of December 31, 2003


                             Cybertel        Core      Pro Forma
                            Historical    Historical  Adjustments  Pro Forma
     ASSETS
Current assets:
  Cash                      $   751,518   $    74,981              $  826,499
  Accounts receivable, trade    102,928        44,941                 147,869
  Other                          15,128             -                  15,128
                            -----------   -----------              ----------
    Total current assets        869,574       119,922                 989,496

Other                             4,111             -                   4,111
Property and equipment, net      10,375             -  1,473,241(1) 1,483,616
                            -----------   -----------              ----------
Total Assets                $   884,060   $   119,922              $2,477,223
                            ===========   ===========              ==========

LIABILITIES AND STOCKHOLDERS'
AND MEMBERS' DEFICIT
Current liabilities:
  Accounts payable          $   421,696   $    57,247              $  478,943
  Accrued officers
    compensation                183,358             -                 183,358
  Notes payable, members              -       106,820                 106,820
  Accrued dividends             190,381             -                 190,381
  Other accrued liabilities     302,226       154,096                 456,322
                              ---------      --------              ----------
    Total current
    liabilities               1,097,661       318,163               1,415,824
                              ---------      --------              ----------
Long-term notes payable               -             - 1,250,000(1)  1,250,000

Stockholders' and
members' deficit:

  Series A convertible
  preferred stock                     2             -                       2
  Series B voting
  preferred stock                16,000             -                  16,000
  Common stock                1,081,155             -               1,081,155
  Member's contribution               -           100      (100)(2)         -
  Additional paid in
  capital                    14,600,105             -    25,000(2) 14,625,105
  Accumulated deficit       (15,910,863)     (198,341)  198,341(2)(15,910,863)
                            -----------      --------             -----------
                               (213,601)     (198,241)               (188,601)
                            -----------      --------             -----------
Total liabilities and
stockholders' and
members' deficit            $   884,060     $ 119,922             $ 2,477,223
                            ===========     =========             ===========

                        CORE ENERGY, LLC
    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              For the Year Ended December 31, 2003

                             Cybertel        Core      Pro Forma
                            Historical    Historical  Adjustments  Pro Forma

Revenues:
Telecommunications          $   844,079     $      -             $   844,079
Oil and gas                           -      837,055                 837,055
                            -----------     --------             -----------
                                844,079      837,055               1,681,134
Costs and Expenses:
Directs cost of
telecommunication               107,806           -                   107,806
Oil & gas operating expenses          -     470,743                   470,743
Oil and gas royalties                 -     197,632                   197,632
General, administrative and
 selling                      2,778,531     370,183                 3,148,714
Bad debt expense                495,341           -                   495,341
Provision for asset
 impairment                      35,000           -                    35,000
                           ------------   ---------               -----------
                              3,416,678   1,038,558                 4,455,236

Other Income (expense):
Interest income                     264         813                     1,077
Interest expense                 (4,730)    (10,701)                  (15,431)
Other                           (12,210)          -                   (12,210)
                           ------------   ---------               -----------
Net Loss                     (3,129,816)   (211,391)               (3,341,207)

Preferred stock dividends      (116,761)          -                  (116,761)
                            -----------   ---------               -----------
Net income (loss)            (3,246,577)  $(211,391)              $(3,457,968)
                            ===========   =========               ===========
Net loss per share:
  Basic and diluted         $     (0.01)  $       -               $     (0.01)
                            ===========   =========               ===========

Weighted average shares
outstanding:
  Basic and diluted         456,441,654           -               456,441,654

                   NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS


     The following pro forma adjustments to the unaudited pro forma financial statements give effect to the acquisition of 51% of ownership in Core Energy, LLC by Cybertel Telecommunications, Inc. Cybertel issued 10,000,000 shares of common stock valued at $25,000 using the stock price on the date of
acquisition.   The pro forma adjustments are as follows:

     (1) To reflect the exercise of the option to purchase the land in receivership and the related goodwill at the time of the acquisition.

     (2) To eliminate historical members? equity in Core Energy and reflect the issuance of common stock.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL COMMUNICATIONS CORP.

Date: 5-18-04                 By: /s/Richard D. Mangiarelli
     --------                    --------------------------
                                 Richard D. Mangiarelli
                                 CEO, President and Director